UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2020

Rivulet Media, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 7, 2020, Rivulet Media, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Filing”) to disclose the consummation of a merger pursuant to which Maughan Music Group, LLC merged with and into Maughan Music, Inc., a wholly owned subsidiary of the Company (the “Merger”). This disclosure was filed under Item 2.01 of the Original Filing. Additionally, in the Original Filing, the Company indicated that any financial statements and pro forma financial information required by Items 9.01(a) and (b), respectively, would be filed as an amendment to the Original Filing within 71 days after the date the Original Filing must be filed.

Although the Company elected to voluntarily make the Original Filing, such filing was not required to be made because the merger did not involve an acquisition of a “significant amount of assets” or a “business”, as defined by Instruction 4 of Item 2.01.

The Company is now amending the Original Filing to (i) delete Item 2.01 because the Merger did not meet the significance of assets tests under Instruction 4, and (ii) delete Items 9.01(a) and (b) because, in light of the deletion of Item 2.01, no financial statements or pro forma financial information are required to be filed.

Accordingly, pursuant to this Amendment No. 1, the Company is revising the original disclosure to reclassify it to Item 8.01 to disclose consummation of the Merger, the text of which is substantially identical that set forth under Item 2.01 of the Original Filing.

Item 8.01
Other Events.

As of May 28, 2020, Rivulet Media, Inc., a Delaware corporation (“Rivulet Media” or the “Company”), Maughan Music, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Maughan Music Group LLC, an Arizona limited liability company (the “Target”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Target merged with and into Merger Sub (the “Merger”) and the separate existence of the Target ceased. Merger Sub continued as the surviving corporation of the Merger (the “Surviving Corporation”). The Merger was consummated on June 12, 2020.

Upon the terms of the Merger Agreement, all equitable interests of the Target converted into the right to receive 925,000 shares of common stock of Rivulet Media, $0.0001 par value per share, distributed pro rata to the members of the Target. Each share of common stock of Merger Sub effectively remained one share of common stock of the Surviving Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2020

Rivulet Media, Inc., a Delaware corporation

By: /s/ Mike Witherill
       Mike Witherill, President and CFO

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